UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 1, 2006

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification No.)

625 MADISON AVENUE
NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors: Appointment of Principal Officers.

On November 2, 2006, the Board of Trustees (the “Board”) of American Mortgage Acceptance Company (the “Registrant”), announced the following Board changes:

•

The appointment of George P. Jahn as a new independent trustee to the Board for the balance of the term of one (1) year expiring on or about the first anniversary of the date of Registrant’s 2007 annual meeting or until a successor is elected. Mr. Jahn recently retired from his position as an associate real estate officer of the New York State Teachers Retirement System ("NYSTERS") after having directed the $4.0 billion mortgage investment program for six years. Prior to joining NYSTERS, Mr. Jahn managed the conduit origination program for Citicorp Securities, Inc. Mr. Jahn has over 40 years of experience in the real estate finance industry.

•

The appointment of James L. Duggins as a new non-independent trustee to the Board for the balance of the term of one (1) year expiring on or about the first anniversary of the date of Registrant’s 2007 annual meeting or until a successor is elected. Mr. Duggins is currently the Chief Executive Officer of the Registrant and serves as the Chief Executive Officer of CharterMac's recently acquired subsidiary ARCap Investors, L.L.C., a real estate fund manager specializing in the acquisition, management and servicing of high-yield commercial mortgage-backed securities and high-yield direct real estate loans.

A copy of the press release announcing the foregoing Board changes is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2006, the Board approved the second amendment to the Amended and Restated Bylaws (the “Amendment”) permitting the size of the Board to be increased to up to nine (9) trustees. The Amendment is attached to this Current Report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a).	Financial Statements
Not Applicable

(b).	Pro Forma Financial Information
Not Applicable

(c).	Exhibits
99.1	Press Release dated November 2, 2006, “American Mortgage Acceptance Company Appoints Two New Members to the Board of Trustees.”
99.2	Amendment No. 2 to the Amended and Restated Bylaws of American Mortgage Acceptance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

November 6, 2006	By:	/s/ Alan P. Hirmes
Name:	Alan P. Hirmes
Title:	Chief Financial Officer